Deconsolidation of Osisko Development and discontinued operations - Disclosure of preliminary purchase price allocation for Acquisition of Tintic by Osisko Development (Details) - Osisko Development Corp [Member] - Tintic Consolidated Metals LLC [Member]
$ in Thousands, $ in Millions
	May 31, 2022 CAD ($) share	May 31, 2022 USD ($) share
Consideration paid
Issuance of common shares	$ 109,656
Number of shares issued | share	12,049,449	12,049,449
Cash	$ 63,881
Convertible instruments	10,800	$ 8.5
Fair value of deferred consideration of US$12.5 million ($15.9 million)	13,414
Deferred consideration	15,900	12.5
Fair value of other contingent payments, rights and obligations	1,695
Consideration paid	199,473	$ 156.6
Net assets acquired
Current assets	2,705
Mining assets and plant and equipment	182,229
Exploration and evaluation	38,508
Other non-current assets	1,735
Current liabilities	(1,322)
Non-current liabilities	(4,925)
Deferred income tax liability	(19,457)
Net assets acquired	$ 199,473